Exhibit 99.1
Footnotes to Form 4
(1)
The shares of common stock were sold pursuant to the underwriters’ exercise of their over-allotment option in connection with a public offering of the common stock of the Issuer pursuant to the prospectus dated November 7, 2022, and accompanying registration statement on Form S-3 (File No. 333-268197). The shares were sold at a price per share equal to the public offering price.

(2)
Represents shares of common stock sold by the following entities: (i) 26,969 shares of common stock sold by Advent International GPE VIII Limited Partnership; (ii) 29,273 shares of common stock sold by Advent International GPE VIII-B-1 Limited Partnership; (iii) 21,826 shares of common stock sold by Advent International GPE VIII-B-2 Limited Partnership; (iv) 34,082 shares of common stock sold by Advent International GPE VIII-B-3 Limited Partnership; (v) 82,258 shares of common stock sold by Advent International GPE VIII-B Limited Partnership; (vi) 13,436 shares of common stock sold by Advent International GPE VIII-C Limited Partnership; (vii) 11,491 shares of common stock sold by Advent International GPE VIII-D Limited Partnership; (viii) 3,405 shares of common stock sold by Advent International GPE VIII-F Limited Partnership; (ix) 30,168 shares of common stock sold by Advent International GPE VIII-H Limited Partnership; (x) 28,052 shares of common stock sold by Advent International GPE VIII-I Limited Partnership; (xi) 27,567 shares of common stock sold by Advent International GPE VIII-J Limited Partnership (the funds set forth in the foregoing clauses (i)-(xi), the “Advent VIII Luxembourg Funds”); (xii) 63,261 shares of common stock sold by Advent International GPE VIII-A Limited Partnership; (xiii) 12,797 shares of common stock sold by Advent International GPE VIII-E Limited Partnership; (xiv) 21,704 shares of common stock sold by Advent International GPE VIII-G Limited Partnership; (xv) 12,935 shares of common stock sold by Advent International GPE VIII-K Limited Partnership; (xvi) 11,755 shares of common stock sold by Advent International GPE VIII-L Limited Partnership (the funds set forth in the foregoing clauses (xii)-(xvi), the “Advent VIII Cayman Funds”); (xvii) 995 shares of common stock sold by Advent Partners GPE VIII Limited Partnership; (xviii) 6,204 shares of common stock sold by Advent Partners GPE VIII Cayman Limited Partnership; (xix) 1,196 shares of common stock sold by Advent Partners GPE VIII-A Limited Partnership; (xx) 828 shares of common stock sold by Advent Partners GPE VIII-A Cayman Limited Partnership; and (xxi) 9,798 shares of common stock sold by Advent Partners GPE VIII-B Cayman Limited Partnership (the funds set forth in the foregoing clauses (xvii)-(xxi), the “Advent VIII Partners Funds” and together with the Advent VIII Luxembourg Funds and the Advent VIII Cayman Funds, the “Advent VIII Funds”).

(3)
Following the reported transactions, Advent International, L.P. (f/k/a Advent International Corporation, “Advent”) manages funds that collectively own 34,089,784 shares of common stock of the Issuer, which are represented as follows: (i) 2,043,069 shares of common stock held by Advent International GPE VIII Limited Partnership; (ii) 2,217,574 shares of common stock held by Advent International GPE VIII-B-1 Limited Partnership; (iii) 1,653,457 shares of common stock held by Advent International GPE VIII-B-2 Limited Partnership; (iv) 2,581,893 shares of common stock held by Advent International GPE VIII-B-3 Limited Partnership; (v) 6,231,541 shares of common stock held by Advent International GPE VIII-B Limited Partnership; (vi) 1,017,819 shares of common stock held by Advent International GPE VIII-C Limited Partnership; (vii) 870,483 shares of common stock held by Advent International GPE VIII-D Limited Partnership; (viii) 257,957 shares of common stock held by Advent International GPE VIII-F Limited Partnership; (ix) 2,285,344 shares of common stock held by Advent International GPE VIII-H Limited Partnership; (x) 2,125,090 shares of common stock held by Advent International GPE VIII-I Limited Partnership; (xi) 2,088,341 shares of common stock held by Advent International GPE VIII-J Limited Partnership; (xii) 4,792,307 shares of common stock held by Advent International GPE VIII-A Limited Partnership; (xiii) 969,411 shares of common stock held by Advent International GPE VIII-E Limited Partnership; (xiv) 1,644,184 shares of common stock held by Advent International GPE VIII-G Limited Partnership; (xv) 979,876 shares of common stock held by Advent International GPE VIII-K Limited Partnership; (xvi) 890,528 shares of common stock held by Advent International GPE VIII-L Limited Partnership; (xvii) 75,408 shares of common stock held by Advent Partners GPE VIII Limited Partnership; (xviii) 469,961 shares of common stock held by Advent Partners GPE VIII Cayman Limited Partnership; (xix) 90,612 shares of common stock held by Advent Partners GPE VIII-A Limited Partnership; (xx) 62,691 shares of common stock held by Advent Partners GPE VIII-A Cayman Limited Partnership; and (xxi) 742,238 shares of common stock held by Advent Partners GPE VIII-B Cayman Limited Partnership.

(4)
GPE VIII GP S.à.r.l. is the general partner of the Advent VIII Luxembourg Funds. GPE VIII GP Limited Partnership is the general partner of the Advent VIII Cayman Funds. AP GPE VIII GP Limited Partnership is the general partner of the Advent VIII Partners Funds. Advent International GPE VIII, LLC is the manager of GPE VIII GP S.à.r.l. and the general partner of each of GPE VIII GP Limited Partnership and AP GPE VIII GP Limited Partnership. Advent is the manager of Advent International GPE VIII, LLC, and Advent International GP, LLC is the general partner of Advent,  and may each be deemed to have voting and dispositive power over the shares held by the Advent VIII Funds.

(5)
The Reporting Person is a Managing Director of Advent and may have limited partner or other interests in one or more of the entities described herein. The Reporting Person disclaims Section 16 beneficial ownership of the shares reported herein except to the extent of her pecuniary interest therein, if any, and the inclusion of these shares in this report shall not be deemed an admission of beneficial ownership of all the reported shares for purposes of Section 16 or any other purpose.